                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

--------------------------------------------------------------------------------

         Date of report (Date of earliest event reported) May 16, 2003

                           Princeton Video Image, Inc.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                          000-23415                      22-3062052
--------------------------------------------------------------------------------
(State or Other                (Commission File               (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)


                15 Princess Road, Lawrenceville, New Jersey 08648
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (609) 912-9400

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

            99.1 Form 12b-25 Notification of Late Filing

Item 9. Regulation FD Disclosure

      On May 16, 2003, Princeton Video Image. Inc. filed a Form 12b-25 Notification of Late Filing (the "Notification") containing financial information regarding its results of operations for the quarter ended March 31, 2003. Exhibit 99.1 hereto, which is being furnished and not filed herewith, contains the text of the Notification.

      This Item 9 contains the information required by Item 12 of Form 8-K and is provided under Item 9 pursuant to the interim guidance of the Securities and Exchange Commission dated March 27, 2003 regarding the furnishing of information required by Item 12.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Princeton Video Image, Inc.


                                      By: /s/ James Green
                                          -------------------
                                          President and Chief Operating Officer

Dated: May 18, 2003

                                  EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit
-------   ----------------------
 99.1     Form 12b-25 Notification of Late Filing